EXHIBIT 23








            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements
File No.'s 2-52617, 33-41372, 33-47219 and 33-58583.


                                            ARTHUR ANDERSEN LLP

Los Angeles, California
January 19, 1995